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                                                                    EXHIBIT 10.2

                                IRREVOCABLE PROXY


                  The undersigned Stockholder of AverStar, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes The Titan Corporation, a Delaware corporation ("ACQUIROR") and V T Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquiror ("MERGER SUB"), and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights with respect to (a) the outstanding shares of common stock, $.001 par value, of the Company (the "COMPANY COMMON STOCK") or any other capital stock of the Company (collectively with the Company Common Stock, the "CAPITAL STOCK") owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (b) any and all other shares of Capital Stock of the Company which the undersigned may acquire on or after the date hereof. Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Capital Stock are hereby revoked, and the undersigned agrees that no subsequent proxy will be given with respect to any of the Capital Stock.

                  This proxy is (i) irrevocable, (ii) coupled with an interest, (iii) granted in connection with the execution and delivery of the Voting Agreement dated as of the date hereof among Acquiror, the undersigned and certain other stockholders of the Company (the "VOTING AGREEMENT"), and
(iv) granted in consideration of Acquiror and Merger Sub entering into the Agreement and Plan of Merger dated as of the date hereof among Acquiror, Merger Sub and the Company (the "MERGER AGREEMENT").

                  The proxy named above (and its successors) will, prior to the Termination Date (as defined in the Voting Agreement), be empowered, and may exercise this proxy, to vote the Capital Stock at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholders of the Company, for the purpose of voting on the Merger Agreement and the transaction contemplated thereby in favor of the approval and adoption of the Merger Agreement and the approval of the merger contemplated thereby, and in favor of each of the other actions contemplated by the Merger Agreement. The undersigned may vote the Capital Stock on all other matters.

                  This proxy shall be binding upon the representatives, successors and assigns of the undersigned (including any transferee of any of the Capital Stock).

                  If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid


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and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

                  This proxy shall terminate upon the valid termination of the Voting Agreement.

Date: March 24, 2000



                                              /s/ Michael B. Alexander
                                              --------------------------------
                                              Stockholder's Name

                                              Number of shares of common
                                              stock of the Company owned of
                                              record as of the date of this
                                              proxy:

                                              193,915 Shares of Class A
                                              --------------------------------


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